UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2023

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 22, 2023, Sky Harbour Capital LLC (“SHC”) published an event notice (the “Event Notice”) to the holders of the Series 2021 PABs through the website of the Municipal Securities Rulemaking Board via its Electronic Municipal Market Access system at www.msrb.org and on the investor relations section of the website of Sky Harbour Group Corporation (the “Company”). Pursuant to Trust Indenture, dated as of September 1, 2021 (as supplemented and amended, the “Master Indenture”), between the Public Finance Authority and The Bank of New York Mellon, as trustee (the “Master Trustee”), the Event Notice included a feasibility study conducted by an independent consultant confirming, based on its reasonable assessment at the time, that the election to modify the scope of its Senior Special Facility Revenue Bonds (Aviation Facilities Project), Series 2021 (the “Series 2021 PABs”) to include a project site located in Addison, Texas (the “ADS Project”) would increase the project debt service coverage ratio of SHC.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the Event Notice shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On March 22, 2023, SHC, a wholly-owned subsidiary of the Company, elected to modify the scope of its Series 2021 PABs, pursuant to the terms of the Master Indenture, in order to reallocate a portion of the proceeds of the Series 2021 PABs to the ADS Project.

SHC, together with its wholly-owned subsidiaries that operate each of the Company's aircraft hangar development sites under its ground leases, form an obligated group (the “Obligated Group”) under the Series 2021 PABs. The members of the Obligated Group are jointly and severally liable under the Series 2021 PABs. The Company and its other subsidiaries are not members of the Obligated Group and have no obligation to repay the Series 2021 PABs.

In connection with the election to modify the scope of the Series 2021 PABs to include the ADS Project, (i) Addison Hangars LLC (“Sky Harbour Addison”) and OPF Hangars Landlord LLC (“OPF Hangars”) joined as members of the Obligated Group, (ii) Sky Harbour Holdings LLC contributed its membership interest in OPF Hangars to SHC, (iii) SHC pledged its equity interest in each of Sky Harbour Addison and OPF Hangars to the Master Trustee as security for the obligations under the Series 2021 PABs, (iv) Sky Harbour Addison granted to the Master Trustee a mortgage on its leasehold interest in the real property comprising the ADS Project, (v) OPF Hangars granted the Master Trustee a mortgage on its leasehold interest in the real estate comprising the project located in Opa Locka, Florida, and (vi) Sky Harbour Services LLC, a wholly-owned subsidiary of the Company, has agreed to waive all management fees and development fees during the construction period of the projects associated with the Series 2021 PABs.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2023

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer